SUPPLEMENT DATED DECEMBER 10, 2025 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR:
Invesco V.I. Global Core Equity Fund
Invesco V.I. Global Fund
(the “Funds”)
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced Funds and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held December 8-10, 2025, the Board of Trustees of Invesco V.I. Global Core Equity Fund (the “Target Fund”), a series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all its assets and liabilities to Invesco V.I. Global Fund (the “Acquiring Fund”), also a series of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders, as shown below:

Target Fund and Corresponding Share Classes	Acquiring Fund and Corresponding Share Classes
Invesco V.I. Global Core Equity Fund Series I Series II	Invesco V.I. Global Fund Series I Series II
The Agreement requires approval by the Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholder meeting to be held on or about April 13, 2026. If the Agreement is approved by shareholders of the Target Fund and certain conditions required by the Agreement are satisfied or waived, the reorganization is expected to be consummated on or about April 24, 2026. Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations. Shareholders of the Target Fund will vote on the Agreement, and the reorganization will be effected only if the Target Fund’s shareholders approve the Agreement.
A Proxy Statement/Prospectus will be sent to shareholders of the Target Fund requesting their vote on the Agreement, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement.
In connection with the reorganization, the Board of Trustees approved reductions to the advisory fee schedule of the Acquiring Fund, as specified below; such changes will become effective upon the closing of the reorganization, if approved.
The following reduced fee schedule will replace in its entirety the current advisory fee schedule for the Acquiring Fund under the heading “Investment Advisory and Other Services – Investment Adviser” in the SAI:

Fund Name	Annual Rate/Net Assets Per Advisory Agreement
Invesco V.I. Global Fund*	First $1 billion 0.680% Next $250 million 0.650% Next $500 million 0.600% Next $4 billion 0.585% Next $3 billion 0.575% Over $8.75 billion 0.545%
*The advisory fee payable by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with Invesco.
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